SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 28, 2011
(September 27, 2011)
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	1-10714 (Commission File Number)	62-1482048 (IRS Employer Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 27, 2011, Theodore W. Ullyot notified the Board of Directors of AutoZone, Inc. (“the Company” or “AutoZone”) that he will not stand for re-election to the Board at the Company’s Annual Meeting of Stockholders to be held on December 14, 2011.  The press release announcing this matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

AutoZone’s Board of Directors amended the Company’s bylaws (the “Bylaws”) effective September 27, 2011 to provide that nominees for director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of the stockholders for which the Secretary of the Corporation determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting.  If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.  The amended and restated Bylaws are filed as Exhibit 3.1 to this current report on Form 8-K and incorporated into this Item 5.03 by reference.

In connection with the amendments described above, the Board of Directors also amended the current director resignation policy in AutoZone’s Corporate Governance Principles, which policy is applicable in the case of uncontested elections where a nominee fails to receive a majority of the votes cast for the election of directors. An updated version of AutoZone’s Corporate Governance Principles, together with its Bylaws as amended, are available on AutoZone’s investor relations website at http://www.autozoneinc.com.  The information on or accessible through our websites is not incorporated by reference in this Current Report on Form 8-K.

Item 8.01.               Other Events.

On September 28, 2011, AutoZone issued a press release announcing that its Board of Directors has authorized the repurchase of an additional $750 million of the Company’s common stock in connection with its ongoing share repurchase program.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

The following exhibits are filed with this Current Report pursuant to Items 5.02, 5.03 and 8.01:

(d)           Exhibits

3.1           AutoZone, Inc. Fifth Amended and Restated Bylaws

99.1           Press Release dated September 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOZONE, INC.

By:           /s/ HARRY L. GOLDSMITH
Harry L. Goldsmith
Executive Vice President, General Counsel and Secretary

Dated:  September 28, 2011